                                                                   EXHIBIT 10.25

                  FIFTH AMENDMENT TO CREDIT AGREEMENT

     FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment"), dated as of October 15, 1997, among AXSYS TECHNOLOGIES, INC. (f/k/a VERNITRON CORPORATION), a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and BANQUE PARIBAS, as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                         W I T N E S S E T H :

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of April 25, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, the Banks are willing to amend certain provisions of the Credit Agreement, subject to and on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned Banks hereby consent to the issuance at up to 80,000 shares of capital stock of the Borrower pursuant to the terms of the Borrower's Supplemental Revenue Growth Incentive Plan substantially in the form attached hereto as Exhibit A.

     2. The definition of "Change of Control" contained in Section 11 of the Credit Agreement is hereby amended by deleting the words "or
(v) an ownership change within Section 382 of the Code shall have occurred" and by adding the word, "and" immediately preceding clause
(iv).

     3. In order to induce the Banks to enter into this Fifth Amendment, the Borrower hereby represents and warrants that on the Fifth Amendment Effective Date, both before and after giving effect to this Fifth Amendment and the transactions contemplated hereby, (1) no Default or Event of Default shall exist and (2) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all materials respects as of such specified date).

     4. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     5. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     6. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     7. This Fifth Amendment shall become effective as of the date hereof (the "Fifth Amendment Effective Date") when each Credit Party, the Required Banks and the Collateral Agent shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.


                               AXSYS TECHNOLOGIES, INC.,
                               as Borrower


                               By  /s/ Louis D. Mattielli
                                   ------------------------------------
                                   Name:   Louis D. Mattielli
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                                   Title:  Vice President, General Counsel
                                           and Secretary

                               PRECISION AEROTECH, INC.,
                               as Subsidiary Guarantor


                               By  /s/ Louis D. Mattielli
                                   ------------------------------------
                                   Name:   Louis D. Mattielli
                                   Title:  Vice President, General Counsel
                                           and Secretary

                               SPEEDRING, INC.,
                               as Subsidiary Guarantor


                               By  /s/ Louis D. Mattielli
                                   ------------------------------------
                                   Name:   Louis D. Mattielli
                                   Title:  Vice President, General Counsel
                                           and Secretary

                               SPEEDRING SYSTEMS, INC.,
                               as Subsidiary Guarantor


                               By  /s/ Louis D. Mattielli
                                   ------------------------------------
                                   Name:   Louis D. Mattielli
                                   Title:  Vice President, General Counsel
                                           and Secretary

                               TELETRAC, INC.,
                               as Subsidiary Guarantor


                               By  /s/ Louis D. Mattielli
                                   ------------------------------------
                                   Name:   Louis D. Mattielli
                                   Title:  Vice President, General Counsel
                                           and Secretary


                               BANQUE PARIBAS
                               individually, as Agent and as Collateral Agent.


                               By  /s/ Donald Ercole
                                   ------------------------------------
                                   Name:   Donald Ercole
                                   Title:  Managing Director


                               By  /s/ Douglas R. Gouchee
                                   ------------------------------------
                                   Name:   Douglas R. Gouchee
                                   Title:  Director


                               PARIBAS CAPITAL FUNDING LLC


                               By
                                   ------------------------------------
                                   Name:
                                   Title:


                               PRIME INCOME TRUST


                               By  /s/ Rafael Scolari
                                   ------------------------------------
                                   Name:   Rafael Scolari
                                   Title:  V.P. Portfolio Manager


                               FIRST SOURCE FINANCIAL LLP
                               By   First Source Financial, Inc.,
                                    its Agent/Manager


                               By  /s/ James W. Wilson
                                   ------------------------------------
                                   Name:   James W. Wilson
                                   Title:  Senior Vice President


                               IBJ SCHRODER BANK & TRUST COMPANY
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                               By  /s/ Mark H. Minter
                                   ------------------------------------
                                   Name:   Mark H. Minter
                                   Title:  Director


                               Fleet Bank, N.A.


                               By  /s/ Robert Isaksen
                                   ------------------------------------
                                   Name:   Robert Isaksen
                                   Title:  Vice President